Boston Trust Walden Funds

One Beacon Street
Boston, MA 02108

Boston Trust Midcap Fund (BTMFX)
Boston Trust Walden Midcap Fund (WAMFX)
(each a “Fund,” collectively the “Funds”)

Supplement dated January 9, 2026
to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2025, as supplemented from time to time

Effective January 9, 2026, Mark B. Zagata will no longer serve as co-portfolio manager of the Boston Trust Walden Midcap Fund and the Boston Trust Midcap Fund. As of January 9, 2026, the Prospectus and SAI of the Funds are amended as follows:

1. All references to Mark B. Zagata are removed from the Prospectus and SAI.

2. “Porfolio Management” on page 9 of the Prospectus with respect to the Boston Trust Midcap Fund is restated as follows:

Investment Adviser:	Boston Trust Walden Inc.
Lead Portfolio Manager:	Stephen J. Amyouny, CFA, Since 2007
Portfolio Manager:	Richard Q. Williams, CFA, Since 2017

3. “Porfolio Management” on page 22 of the Prospectus with respect to the Boston Trust Walden Midcap Fund is restated as follows:

Investment Adviser:	Boston Trust Walden Inc.
Lead Portfolio Manager:	Stephen J. Amyouny, CFA, Since 2007
Portfolio Manager:	Richard Q. Williams, CFA, Since 2017

Please retain this supplement with your Summary Prospectus and Prospectus for future reference.

This Supplement dated January 9, 2026, and the Summary Prospectus, Prospectus, and SAI, each dated May 1, 2025, as supplemented, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-282-8782, extension 7050.